May 21, 2008

Supplement

SUPPLEMENT DATED MAY 21, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE HIGH YIELD PORTFOLIO
CLASS X and CLASS Y
Dated May 1, 2008

The second, third, fourth and fifth paragraphs of the section of the Prospectus titled ‘‘The Portfolio — Portfolio Management’’ are hereby deleted and replaced with the following:

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management and the execution of the overall strategy of the Portfolio is Steven K. Kreider, a Managing Director of the Investment Adviser.

Mr. Kreider has been associated with the Investment Adviser in an investment management capacity since February 1988 and began managing the Portfolio in June 2007.

The Portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities in the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

May 21, 2008

Supplement

SUPPLEMENT DATED MAY 21, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
CLASS X and CLASS Y
Dated May 1, 2008

The section of the Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — F. Fund Management’’ is hereby revised to delete all references to Henry Choi.